Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,099,190.00
Previously Paid Amount	4,064.80
Total Fee Amount	1,118.50
Total Offset Amount	0.00
Net Fee	$ 0.00